PROMISSORY NOTE

$200,000.00                                                    November 15, 1996

         FOR VALUE RECEIVED, the undersigned MultiMedia Access Corporation ("Maker"), a Delaware corporation, promises to pay to the order of H.T. Ardinger, an individual, (with his successors and assigns referred to herein as "Payee"), at the registered office of Maker in Delaware, or at such other place in Delaware as Payee may from time to time designate, in lawful money of the United States of America, the principal sum of Two Hundred Thousand and No/100 Dollars ($200,000.00), and any other amounts that may be outstanding pursuant to the terms of this Unsecured Promissory Note (the "Note") together with interest on the unpaid principal balance hereof from time to time outstanding, until maturity, at the lesser of (i) eight percent (8%) per annum, or (ii) the Highest Lawful Rate (as hereinafter defined). Any payments of principal or interest that become past due shall bear interest at the lesser of (i) fifteen percent (15%) per annum, or (ii) the Highest Lawful Rate. Interest on this Note shall be computed on the basis of the number of actual days elapsed in a year consisting of 365 days.

         1. Payments. All principal and interest shall be due and payable on demand ten (10) days subsequent the initial public offering of the Maker's securities ("IPO") or after 180 days from the date first written above.

         2. Prepayments. Maker shall have the right to repay, in whole or in part, the principal of this Note at any time without premium or penalty. Any prepayment will first be applied to any accrued interest, and thereafter to principal.

         3. Time of Essence. Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

         4. Events of Default and Remedies. If maker does not pay any interest or principal when due under this Note, whether on the scheduled payment date or otherwise, Payee or other holder of this Note may demand the unpaid balance of and accrued interest on this Note.

         5. No  Waiver.  No delay on the part of Payee or other  holder  of this
Note in the exercise of any power or right under this Note, shall operate as a waiver hereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Enforcement by the holder of this Note for the payment hereof shall not constitute an election by such holder of remedies so as to preclude the exercise of any other remedy available to such holder.

         6. Waiver. Except as otherwise set forth herein, Maker and all endorsers, sureties, and guarantors hereof hereby jointly and severally waive all exemption rights under any applicable law, and also waive presentment for payment, demand, notice of nonpayment, valuation, appraisement, protest, demand, dishonor, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices, and without further notice hereby consent to renewals, extensions, or partial payments either before or after maturity.



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         7.  Cost of  Collection.  If this  Note is  placed  in the hands of any attorney for collection, or is collected by suit or through probate or bankruptcy proceeding, Maker agrees to pay reasonable attorneys' fees and disbursements in addition to other amounts due.

         8. Severability. The invalidity, or unenforceability in particular circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Note shall be affected thereby.

         9. Highest Lawful Rate. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with the applicable state law governing the maximum rate or amount of interest payable on or in connection with this Note (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under applicable state law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other documents evidencing or relating to this Note or any part thereof (collectively, the "Agreements"), or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note which results in Maker having paid any interest in excess of that permitted by law, then it is Maker's and Payee's express intent that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would be thereby paid in full, refunded to Maker), and the provisions of this Note and the other Agreements immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to permit the recovery of the fullest amount called for hereunder and thereunder, while complying in all respects with the applicable law. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Payee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Payee for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note or in any of the other Agreements that permits the compounding of interest, including without limitation any provision by which any of the accrued interest is added to the principal amount of this Note, the total amount of interest that Maker is obligated to pay and Payee is entitled to receive with respect to this Note shall not exceed the amount calculated on a simple (i.e., noncompounded) interest basis at the Highest Lawful Rate on principal amounts actually advanced to or for the account of Maker, including the initial principal amount of this Note and any advances made pursuant to any of the Agreements (such as for the payment of taxes, insurance premiums and the like).

         10. Business Purposes. Maker hereby represents and warrants to the holder of this Note that the loan evidenced hereby is a "contract under which credit is extended for business, commercial investment, or other similar purpose," and is not a loan for "personal, family, household, or agricultural use."




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         11.  Warrant  Coverage.  Upon  receipt of the  proceeds of this Note by
Maker, Payee will receive from Glenn Norem, personally, a transfer of a warrant or warrants to purchase a total of 20,000 shares of MultiMedia Access Corporation common stock. The exercise price of said warrant(s) will be priced at $3.00 per share and the warrant(s) will expire November 15, 1999.

         12. Notices. All notices or demands required or permitted hereunder shall be in writing and shall be deemed given when actually delivered or on the third business day following the day on which the same shall have been mailed by registered or certified mail, postage prepaid, addressed as follows:

         If to Maker:               MultiMedia Access Corporation
                                    Two Metro Square
                                    2665 Villa Creed Drive
                                    Suite 200
                                    Dallas, TX  75234
                                    Attn: William S. Leftwich

         If to Payee:               H. T. Ardinger
                                    9040 Governors Row
                                    Dallas, TX  75247

         Either Maker or Payee may change its respective address or addressee by giving notice of such change to the other party in the manner provided herein. For this purpose only, unless and until such written notice is actually received, the address and addressee specified for each party shall be deemed to continue on effect for all purposes.

         13. GOVERNING LAW. This Note shall be construed in accordance with and governed by the laws of the State of Texas.

         14. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Note to be effective as of the date first written above.

                                  MAKER:

                                  MultiMedia Access Corporation, a
                                  Delaware Corporation



                                  By:  /s/ William S. Leftwich
                                       -----------------------------
                                       William S. Leftwich
                                       Chief Financial Officer